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                                                                 EXHIBIT 10.19


                       FIRST AMENDMENT TO LEASE AGREEMENT


         This First Amendment to Lease Agreement (the "First Amendment") is made this 9th day of February 2004 by and between BURTON HILLS IV PARTNERS, a Tennessee general partnership (hereinafter called "Landlord") and SYMBION, INC., a Delaware corporation, successor by merger to Symbion Inc., a Tennessee corporation (hereinafter called "Tenant").

                              W I T N E S S E T H:

         Whereas, the parties entered into that certain Lease Agreement dated June 20, 2001, as modified by that certain Commencement Date Agreement dated December 19, 2002 (collectively, the "Original Lease"), whereby Landlord leased to Tenant the space described therein consisting of 39,852 rentable square feet on the fourth and fifth floors (the "Original Leased Premises") in Burton Hills IV Office Building, 40 Burton Hills Boulevard, Nashville, Tennessee (the "Building");

         Whereas, Tenant has given notice that it requires additional space within the Building and has proposed to include within the Leased Premises the balance of the vacant space on the 4th floor of the Building (consisting of 3,920 rentable square feet) and has agreed to commence payment of rent of such additional space on April 1, 2004.

         Whereas, Landlord has agreed to proceed to rent such additional space to Tenant subject to the terms and conditions hereinafter set forth.

         Whereas the parties desire to enter into this First Amendment in order to set forth the specific terms and conditions by which the Original Lease shall be amended in order to effectuate the foregoing;

         Now, therefore in consideration of the premises and mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree to amend the Original Lease as follows:

1.       Revision of Basic Lease Provisions. Effective April 1, 2004, Section
         1.02 of the Original Lease shall be deemed amended and restated as follows:

         Section 1.02. Basic Lease Provisions.

         A.       Building Name:    Burton Hills IV
                  Address:          40 Burton Hills Boulevard
                                    Nashville, TN 37215

         B.       Rentable Area of Leased Premises: 43,772 square feet;


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         C.       Building Expense Percentage: 32.57% (43,772/134,379);

         D.       Minimum Annual Rent:


                  Lease Year                             Minimum Annual Rental
                  ----------                             ---------------------
                  1 (Jan. 1 - Dec. 31, 2003)                   $956,448.00
                  2 (Jan. 1 - Dec. 31, 2004)                   $991,728.00
                  3 (Jan. 1 - Dec. 31, 2005)                 $1,038,768.00
                  4 (Jan. 1 - Dec. 31, 2006)                 $1,138,072.00
                  5 (Jan. 1 - Dec. 31, 2007)                 $1,138,072.00
                  6 (Jan. 1 - Dec. 31, 2008)                 $1,181,844.00
                  7 (Jan. 1 - Dec. 31, 2009)                 $1,181,844.00
                  8 (Jan. 1 - Dec. 31, 2010)                 $1,225,616.00
                  9 (Jan. 1 - Dec. 31, 2011)                 $1,225,616.00
                  10 (Jan. 1 - Dec. 31, 2012)                $1,225,616.00


         E.       Monthly Rental Installments:


                                                               Monthly Rental
                         Lease Year                             Installments
                         ----------                             ------------
                  1 (Jan. 1 - Dec. 31, 2003)                     $79,704.00
                  2 (Jan. 1 - Dec. 31, 2004)                     $82,644.00*
                  3 (Jan. 1 - Dec. 31, 2005)                     $86,564.00**
                  4 (Jan. 1 - Dec. 31, 2006)                     $94,839.33
                  5 (Jan. 1 - Dec. 31, 2007)                     $94,839.33
                  6 (Jan. 1 - Dec. 31, 2008)                     $98,487.00
                  7 (Jan. 1 - Dec. 31, 2009)                     $98,487.00
                  8 (Jan. 1 - Dec. 31, 2010)                    $102,134.67
                  9 (Jan. 1 - Dec. 31, 2011)                    $102,134.67
                  10 (Jan. 1 - Dec. 31, 2012)                   $102,134.67


                  *$79,704.00 per month from January thru March 2004 and $83,624.00 per month from April thru December 2004.

                  **$83,624 per month from January thru March 2005 and $87,544.00 per month from April thru December 2005.

         F.       Term: Ten (10) years

         G.       Commencement Date: January 1, 2003;


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         H.       Security Deposit: $90,000

         I. Broker: Rita M. Cox, Broker, The Martin Companies and Alex S. Palmer & Company;

         J.       Permitted Use: General office purposes;

         K.       Space Plan Approval Date: March 1, 2002 (See Exhibit B);

         L.       Options: Right of First Refusal (See Special
                  Stipulations-Exhibit G) and Five Year Extension Options (See
                  Section 2.07);

         M.       Expiration Date: December 31, 2012

         N.       Address for payments and notices:

                  Landlord:         Burton Hills IV Partners
                                    c/o Alex S. Palmer & Company
                                    Palmer Plaza, Suite 1600
                                    1801 West End Avenue
                                    Nashville, TN 37203


                  Tenant:           Symbion, Inc.
                                    40 Burton Hills Boulevard, Suite 500
                                    Nashville, TN 37215

         O. Delinquency Interest Rate: An annual percentage rate of interest equal to three percentage points (3%) in excess of the "Prime Rate" from time to time published in the Money Rates section of The Wall Street Journal, which rate as published on the last publication day in any month shall be deemed to be the appropriate reference rate for the entire next succeeding calendar month; provided, however, that in no event shall the Delinquency Interest Rate exceed the maximum contract rate of interest from time to time allowed to be charged under applicable law. Should The Wall Street Journal cease publication of its Prime Rate, the Landlord shall have the right to designate a comparable reference rate.

         P. Lease Month: The calendar month or partial calendar month in which the Commencement Date occurs, and each subsequent calendar month during the Term.

         Q.       Lease Year: The period ending on the last day of the twelfth
                  (12th) month after the month in which the Commencement Date occurs, and the successive annual period(s), if any, ending on each subsequent anniversary of said date.

2. Allowance for Additional Space. Landlord shall provide an allowance not exceeding $21.50 per rentable square foot for the 3,920 rentable square feet of


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         additional space added to the Leased Premises by this First Amendment, all as provided for in Section 2.1(c) of the Work Letter Agreement attached as Exhibit F to the Original Lease.

3. Controlling Provisions. To the extent the provisions of this First Amendment are inconsistent with the Original Lease, the terms of this First Amendment shall control.

4. Authority. Landlord and Tenant affirm and covenant that each has the authority to enter into this First Amendment and to abide by the terms hereof, and that the signatories hereto are authorized representatives of their respective entities empowered by their respective entities to execute this First Amendment.

5. Force and Effect. Except as if expressly amended and modified herein, all other terms, covenants and conditions of the Original Lease shall remain in full force and effect.

6. Successors and Assigns. The conditions, covenants and agreements contained herein shall be binding upon the parties hereto and their respective successors and assigns.


         In witness whereof, the parties hereto have executed this First Amendment to Lease Agreement as of the day and year first above written.


                                              LANDLORD:

                                              BURTON HILLS IV PARTNERS

                                              By: /s/  Alex S. Palmer
                                                 ------------------------------
                                                    Alex S. Palmer,
                                                    Managing General Partner


                                              TENANT:

                                              SYMBION, INC.


                                              By: /s/ Kenneth C. Mitchell
                                                 ------------------------------
                                                Title: Chief Financial Officer
                                                      -------------------------